Exhibit 10.3

EXHIBIT B
Form of WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

PETRO RIVER OIL CORP.

WARRANT

Warrant No. 1 Dated:  February __, 2015

Petro River Oil Corp., a Delaware corporation (the “Company”), hereby grants to Havelide GTL LLC, a Delaware limited liability company (the “Warrant Holder”) an option to purchase at the exercise price the number of shares of common stock of the Company (the “Common Stock Shares”) as set forth below (the “Warrant”).  This Warrant is granted pursuant to the terms of that certain Asset Purchase Agreement, dated February 18, 2015 (the “Agreement”) by and among the Company, Petro Spring I, LLC, a Delaware limited liability company, the Warrant Holder and the shareholders set forth on the signature page thereto. This Warrant is subject to all the terms and conditions as set forth herein, the Agreement and the Notice of Exercise of Warrant attached hereto as Exhibit A (the “Notice of Exercise”), all of which are incorporated herein by reference in their entirety.

Warrant Holder	Havelide GTL LLC
Date of Grant	February __, 2015
Number of Common Stock Shares	26,666,667
Exercise Price	$0.25
Expiration Date	February __, 2020

Payment:  Payment can be made by one or more of the items checked below:

☑ Cashless
☑ By check
☑ By wire

If the Warrant Holder elects to satisfy its obligation to pay the exercise price through a “cashless exercise,” in which event the Company shall issue to the Warrant Holder the number of Common Stock Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Common Stock Shares to be issued to the Warrant Holder.

Y = the number of Common Stock Shares with respect to which this Warrant is being exercised.

A = the closing price on the business day immediately prior to (but not including) the exercise date.

B = the exercise price.

PETRO RIVER OIL CORP.

By:__________________________
Name: Scot Cohen
Title: Executive Chairman

EXHIBIT A

PETRO RIVER OIL CORP.
NOTICE OF EXERCISE OF WARRANT

TO:           Petro River Oil Corp (the “Company”)

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Petro River Oil Corp., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The Warrant is currently exercisable to purchase a total of ______________ Common Stock Shares.

The undersigned Holder hereby exercises its right to purchase _________________ Common Stock Shares pursuant to the Warrant.

The Holder intends that payment of the Exercise Price shall be made as:

☐           Cashless Exercise
☐           By Check
☐           By Wire

The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

Pursuant to this exercise, the Company shall deliver to the Holder _______________ Common Stock Shares (subject to adjustment in the event of a cashless exercise) in accordance with the terms of the Warrant.

Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Common Stock Shares.

Dated: ,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)